Exhibit 99.1
NEWS RELEASE

Contact:	David Kimichik	Tripp Sullivan
	Chief Financial Officer	Corporate Communications, Inc.
	(972) 490-9600	(615) 324-7318
ASHFORD HOSPITALITY TRUST REPORTS FOURTH QUARTER RESULTS
AND REINSTATES QUARTERLY DIVIDEND OF $.10 PER SHARE
DALLAS — (February 24, 2011) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the fourth quarter ended December 31, 2010. The proforma performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) include the Company’s 97 hotels owned and included in continuing operations as of December 31, 2010. Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2010, with the fourth quarter ended December 31, 2009 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS
•	RevPAR increased 7.5% for the hotels not under renovation

•	Operating profit margin increased 384 basis points for the hotels not under renovation

•	Net loss attributable to common shareholders was $111.5 million, or $2.17 per diluted share, compared with net loss attributable to common shareholders of $76.9 million, or $1.30 per diluted share, in the prior-year quarter

•	Adjusted funds from operations (AFFO) was $0.40 per diluted share for the quarter

•	Adjusted funds from operations (AFFO) was $1.50 per diluted share for the entire year

•	Net debt to gross assets ratio improved to 55.0% compared with 59.0% a year ago

•	Fixed charge coverage ratio was 1.70x under the senior credit facility covenant versus a required minimum of 1.25x

•	Reinstates common stock quarterly dividend at $0.10 per share, or $0.40 per share annualized rate
CAPITAL ALLOCATION
•	Capex invested in the quarter was $15.7 million and $62.2 million year to date
IMPAIRMENTS
During the fourth quarter due to assets being marketed for sale, the Company recorded impairments of $39.9 million for the Hilton Tucson and $23.6 million for the Hilton Rye Town. Also the Company took impairments of $21.6 million for its JER portfolio mezzanine loan six position and an impairment of $7.8 million for a partial write down of the Tharaldson portfolio mezzanine loan maturing in April 2011. In addition, the Company received in the fourth quarter a $4.4 million payoff of its mezzanine loan secured by interests in the Hotel La Jolla, which when combined with a payment of $1.8 million in the third quarter of 2010, resulted in a discounted payoff of 87.5%.
CAPITAL STRUCTURE
In October 2010, the Company converted its $1.8 billion interest rate swap to a fixed rate of 4.09%, resulting in locked-in annual interest expense savings of approximately $32 million for the remaining term of the swap. There was no cash cost to the Company in structuring the swap, and the Company’s
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AHT Reports Fourth Quarter Results

February 24, 2011
flooridors for 2010 and 2011, remained outstanding, the latter of which may provide additional benefit.
In November 2010, the Company closed a $105 million loan with Deutsche Bank secured by the Marriott Crystal Gateway in Arlington, VA. The new financing, which has a 10-year term and a fixed interest rate of 6.26%, replaced an existing $60.8 million loan on the property that had an initial maturity date in March 2012 and had an interest rate of 400 basis points over LIBOR. The excess loan proceeds were used to pay down the Company’s credit facility and for general corporate purposes.
In December 2010, the Company closed its underwritten public offering of 7.5 million shares of its common stock at a price to the public of $9.65 per share. In January 2011, the underwriter exercised its option to purchase an additional 300,000 shares of common stock at $9.65 per share. The proceeds were used for general corporate purposes.
PORTFOLIO REVPAR
As of December 31, 2010, the Company had a portfolio of direct hotel investments consisting of 97 properties classified in continuing operations. During the fourth quarter, 80 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 97 hotels) and proforma not-under-renovation basis (80 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 97 hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	Proforma RevPAR increased 7.5% for hotels not under renovation on a 0.5% increase in ADR to $117.07 and a 429 basis point increase in occupancy

•	Proforma RevPAR increased 5.3% for all hotels on a 0.2% increase in ADR to $122.80 and a 324 basis point increase in occupancy
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 80 hotels as of December 31, 2010, that were not under renovation, Proforma Hotel EBITDA increased 23.5% to $42.8 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 384 basis points to 27.2%. For all 97 hotels included in continuing operations as of December 31, 2010, Proforma Hotel EBITDA increased 14.7% to $60.7 million and Hotel EBITDA margin increased 256 basis points to 26.9%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 97 hotels included in continuing operations are provided in the tables attached to this release.
COMMON STOCK DIVIDEND REINSTATED
Ashford announced that the Board of Directors has declared a dividend on the Company’s common stock for the first quarter of 2011 of $0.10 per share and has given guidance that while each future quarter’s dividend, if any, will be definitively announced near the end of each quarter, the Company intends to maintain at least a $.10 per share dividend per quarter going forward. The dividend is payable on April 15, 2011, to shareholders of record as of March 31, 2011, and equates to an annualized yield of 4.1% based on today’s closing stock price.
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AHT Reports Fourth Quarter Results

February 24, 2011
Monty J. Bennett, Chief Executive Officer, commented, “The strong results for the fourth quarter continue to reflect the benefit of an improving lodging market and our ability to achieve better margin improvement through differentiated asset management strategies. Combined with our opportunistic capital market activities, we have been able to position our portfolio for better performance.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Friday, February 25, 2011, at 11 a.m. ET. The number to call for this interactive teleconference is (212) 231-2906. A replay of the conference call will be available through Thursday, March 3, 2011, by dialing (402) 977-9140 and entering the confirmation number, 21508722.
The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2010 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com on Friday, February 25, 2011, beginning at 11 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, second mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s web site at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital;
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AHT Reports Fourth Quarter Results

February 24, 2011
availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	December 31,
	2010	2009
	(Unaudited)
ASSETS
Investment in hotel properties, net	$3,023,736	$3,383,759
Cash and cash equivalents	217,690	165,168
Restricted cash	67,666	77,566
Accounts receivable, net	27,493	31,503
Inventories	2,909	2,975
Notes receivable	20,870	55,655
Investment in unconsolidated joint ventures	15,000	20,736
Assets held for sale	144,511	—
Deferred costs, net	17,519	20,960
Prepaid expenses	12,727	13,234
Interest rate derivatives	106,867	94,645
Other assets	7,502	3,471
Intangible assets, net	2,899	2,988
Due from third-party hotel managers	49,135	41,838

Total assets	$3,716,524	$3,914,498

LIABILITIES AND EQUITY
Liabilities
Indebtedness of continuing operations	$2,518,164	$2,772,396
Indebtedness of assets held for sale	50,619	—
Capital leases payable	36	83
Accounts payable and accrued expenses	79,248	91,387
Dividends payable	7,281	5,566
Unfavorable management contract liabilities	16,058	18,504
Due to related parties	2,400	1,009
Due to third-party hotel managers	1,870	1,563
Other liabilities	4,627	7,932
Other liabilities of assets held for sale	2,995	—

Total liabilities	2,683,298	2,898,440

Series B-1 Cumulative Convertible Redeemable Preferred stock,
7,247,865 shares and 7,447,865 shares issued and outstanding at December 31, 2010
and 2009	72,986	75,000
Redeemable noncontrolling interests in operating partnership	126,722	85,167

Equity:
Shareholders’ equity of the Company —
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,487,900 shares issued and outstanding
at December 31, 2010 and 2009	15	15
Series D Cumulative Preferred Stock, 8,966,797 shares and 5,666,797 shares
issued and outstanding at December 31, 2010 and 2009	90	57
Common stock, $0.01 par value, 200,000,000 shares authorized, 123,403,893 shares and 122,748,859 shares issued at December 31, 2010 and 2009, 58,999,324 and
57,596,878 shares outstanding at December 31, 2010 and 2009	1,234	1,227
Additional paid-in capital	1,552,657	1,436,009
Accumulated other comprehensive loss	(550)	(897)
Accumulated deficit	(543,788)	(412,011)
Treasury stock, at cost (64,404,569 shares and 65,151,981 shares at
December 31, 2010 and 2009)	(192,850)	(186,424)

Total shareholders’ equity of the Company	816,808	837,976
Noncontrolling interests in consolidated joint ventures	16,710	17,915

Total equity	833,518	855,891

Total liabilities and equity	$3,716,524	$3,914,498

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
		(Unaudited)
REVENUE
Rooms	$166,901	$157,646	$643,694	$629,298
Food and beverage	42,187	41,894	151,105	152,366
Rental income from operating leases	1,708	1,820	5,436	5,650
Other	9,858	10,401	39,327	41,676

Total hotel revenue	220,654	211,761	839,562	828,990
Interest income from notes receivable	346	479	1,378	10,876
Asset management fees and other	113	174	425	726

Total Revenue	221,113	212,414	841,365	840,592

EXPENSES
Hotel operating expenses
Rooms	39,865	37,756	148,854	143,024
Food and beverage	28,474	28,926	105,229	106,909
Other direct	5,855	6,105	23,618	24,084
Indirect	64,925	63,990	243,508	243,825
Management fees	9,504	9,039	35,051	34,327

Total hotel operating expenses	148,623	145,816	556,260	552,169
Property taxes, insurance, and other	11,761	13,904	49,623	53,386
Depreciation and amortization	33,071	34,268	133,435	139,385
Impairment charges	47,667	(593)	46,404	148,679
Gain on insurance settlement	—	(1,329)	—	(1,329)
Transaction acquisition and contract termination costs	7,001	—	7,001	—
Corporate general and administrative:
Stock/unit-based compensation	1,899	1,141	7,067	5,037
Other general and administrative	6,039	5,796	23,552	24,914

Total Operating Expenses	256,061	199,003	823,342	922,241

OPERATING INCOME (LOSS)	(34,948)	13,411	18,023	(81,649)
Equity in (loss) earnings of unconsolidated joint ventures	(21,590)	623	(20,265)	2,486
Interest income	57	44	283	297
Other income	15,781	21,416	62,826	56,556
Interest expense	(33,906)	(32,608)	(135,685)	(126,110)
Amortization of loan costs	(1,079)	(1,644)	(4,924)	(6,887)
Write-off of premiums, loan costs, premiums and exit fees, net	(3,893)	(559)	(3,893)	371
Unrealized (loss) gain on derivatives	(18,540)	(17,616)	12,284	(31,782)

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(98,118)	(16,933)	(71,351)	(186,718)
Income tax benefit (expense)	591	(1,136)	155	(1,508)

(LOSS) INCOME FROM CONTINUING OPERATIONS	(97,527)	(18,069)	(71,196)	(188,226)
(Loss) income from discontinued operations	(24,658)	(66,196)	9,404	(100,434)

NET (LOSS) INCOME	(122,185)	(84,265)	(61,792)	(288,660)
Loss from consolidated joint ventures attributable to noncontrolling interests	262	136	1,683	765
Net loss (income) attributable to redeemable noncontrolling interests in operating partnership	16,979	12,085	8,369	37,653

NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY	(104,944)	(72,044)	(51,740)	(250,242)
Preferred dividends	(6,545)	(4,830)	(21,194)	(19,322)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(111,489)	$(76,874)	$(72,934)	$(269,564)

INCOME PER SHARE — BASIC AND DILUTED:
Loss from continuing operations attributable to common shareholders	$(1.75)	$(0.34)	$(1.59)	$(2.66)
(Loss) income from discontinued operations attributable to common shareholders	(0.42)	(0.96)	0.16	(1.27)

Net loss attributable to common shareholders	$(2.17)	$(1.30)	$(1.43)	$(3.93)

Weighted average common shares outstanding — basic and diluted	51,407	59,101	51,159	68,597

Amounts attributable to common shareholders:
Loss from continuing operations, net of tax	$(83,621)	$(15,301)	$(60,066)	$(163,432)
(Loss) income from discontinued operations, net of tax	(21,323)	(56,743)	8,326	(86,810)
Preferred dividends	(6,545)	(4,830)	(21,194)	(19,322)

Net loss attributable to common shareholders	$(111,489)	$(76,874)	$(72,934)	$(269,564)

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA
(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
	(Unaudited)

Net (loss) income	$(122,185)	$(84,265)	$(61,792)	$(288,660)
Loss from consolidated joint ventures attributable to noncontrolling interests	262	136	1,683	765
Net loss (income) attributable to redeemable noncontrolling interests in operating partnership	16,979	12,085	8,369	37,653

Net (loss) income attributable to the Company	(104,944)	(72,044)	(51,740)	(250,242)
Interest income	(57)	(44)	(273)	(289)
Interest expense and amortization of loan costs	35,819	36,945	147,233	145,171
Depreciation and amortization	34,706	37,341	141,547	153,907
Net (loss) income attributable to redeemable noncontrolling interests in operating partnership	(16,979)	(12,085)	(8,369)	(37,653)
Income tax expense	(649)	979	(132)	1,565

EBITDA	(52,104)	(8,908)	228,266	12,459
Amortization of unfavorable management contract liabilities	(753)	(752)	(2,447)	(2,446)
Loss (gain) on sale/disposition of properties	—	511	(55,931)	511
Gain on insurance settlement	—	(1,329)	—	(1,329)
Write-off of loan costs, premiums and exit fees, net	3,893	1,111	3,893	181
Income from interest rate derivatives (1)	(15,786)	(19,079)	(62,906)	(52,282)
Impairment charges	71,249	58,735	82,055	218,878
Impairment charge in unconsolidated joint venture	21,590	—	21,590	—
Transaction acquisition and contract termination costs	7,001	—	7,001	—
Unrealized loss (gain) on derivatives	18,540	17,616	(12,284)	31,782

Adjusted EBITDA	$53,630	$47,905	$209,237	$207,754

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
	(Unaudited)

Net (loss) income	$(122,185)	$(84,265)	$(61,792)	$(288,660)
Loss from consolidated joint ventures attributable to noncontrolling interests	262	136	1,683	765
Net loss (income) attributable to redeemable noncontrolling interests in operating partnership	16,979	12,085	8,369	37,653
Preferred dividends	(6,545)	(4,830)	(21,194)	(19,322)

Net loss attributable to common shareholders	(111,489)	(76,874)	(72,934)	(269,564)
Depreciation and amortization on real estate	34,642	37,271	141,285	153,621
Loss (gain) on sale/disposition of properties	—	511	(55,931)	511
Gain on insurance settlement	—	(1,329)	—	(1,329)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(16,979)	(12,085)	(8,369)	(37,653)

FFO available to common shareholders	(93,826)	(52,506)	4,051	(154,414)
Dividends on convertible preferred stock	1,015	1,043	4,143	4,171
Write-off of loan costs, premiums and exit fees, net	3,893	1,111	3,893	181
Impairment charges	71,249	58,735	82,055	218,878
Impairment charge in unconsolidated joint venture	21,590	—	21,590	—
Transaction acquisition and contract termination costs	7,001	—	7,001	—
Unrealized loss (gain) on derivatives	18,540	17,616	(12,284)	31,782

Adjusted FFO	$29,462	$25,999	$110,449	$100,598

Adjusted FFO per diluted share available to common shareholders	$0.40	$0.32	$1.50	$1.12

Weighted average diluted shares	73,956	80,892	73,833	89,987

(1)	Income from interest rate derivatives is excluded from the adjusted EBITDA calculations for all periods presented.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS OF CONTINUING OPERATIONS
DECEMBER 31, 2010
(dollars in thousands)
(Unaudited)

				Fixed-Rate		Floating-Rate		Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt		Debt		Debt

Mortgage loan	1 hotel	January 2011	8.32%	$5,775	(1)	$—		$5,775
Senior credit facility	Notes receivable	April 2011	LIBOR + 2.75% to 3.5%	—		115,000	(2) (3)	115,000
Mortgage loan	10 hotels	May 2011	LIBOR + 1.65%	—		167,202	(2)	167,202
Mortgage loan	5 hotels	December 2011	LIBOR + 1.72%	—		203,400		203,400
Mortgage loan	2 hotels	August 2013	LIBOR + 2.75%	—		150,383		150,383
Mortgage loan	1 hotel	December 2014	Greater of 5.5% or LIBOR + 3.5%	—		19,740		19,740
Mortgage loan	8 hotels	December 2014	5.75%	108,940		—		108,940
Mortgage loan	10 hotels	July 2015	5.22%	159,001		—		159,001
Mortgage loan	8 hotels	December 2015	5.70%	100,576		—		100,576
Mortgage loan	5 hotels	December 2015	12.26%	148,013		—		148,013
Mortgage loan	5 hotels	February 2016	5.53%	114,629		—		114,629
Mortgage loan	5 hotels	February 2016	5.53%	95,062		—		95,062
Mortgage loan	5 hotels	February 2016	5.53%	82,345		—		82,345
Mortgage loan	1 hotel	April 2017	5.91%	35,000		—		35,000
Mortgage loan	2 hotels	April 2017	5.95%	128,251		—		128,251
Mortgage loan	3 hotels	April 2017	5.95%	260,980		—		260,980
Mortgage loan	5 hotels	April 2017	5.95%	115,600		—		115,600
Mortgage loan	5 hotels	April 2017	5.95%	103,906		—		103,906
Mortgage loan	5 hotels	April 2017	5.95%	158,105		—		158,105
Mortgage loan	7 hotels	April 2017	5.95%	126,466		—		126,466
TIF loan	1 hotel	June 2018	12.85%	8,098		—		8,098
Mortgage loan	1 hotel	November 2020	6.26%	104,901		—		104,901
Mortgage loan	1 hotel	April 2034	Greater of 6% or Prime + 1%	—		6,791		6,791

Total indebtedness of continuing operations				$1,855,648		$662,516		$2,518,164

Percentage				73.7%		26.3%		100.0%

Weighted average interest rate at December 31, 2010				6.38%		2.57%		5.37%

Weighted average interest rate with the effect of interest rate swap and flooridor				3.18%	(4)	2.57%	(4)	3.02	%(4)

(1)	We are currently working with the loan servicer for an extension or a restructure of the loan.

(2)	Each of these loans has a one-year extension option as of December 31, 2010.

(3)	Based on the debt-to-assets ratio defined in the loan agreement, interest rate on this debt was at LIBOR plus 3% as of December 31, 2010.

(4)	These rates are calculated assuming the LIBOR rate stays at the December 31, 2010 level and with the effect of our interest rate derivatives.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS OF CONTINUING OPERATIONS BY MATURITY
ASSUMING EXTENSION OPTIONS NOT SUBJECT TO COVERAGE/LTV TESTS ARE EXERCISED
DECEMBER 31, 2010
(in thousands)
(Unaudited)

	2010	2011		2012	2013	2014	Thereafter	Total

Mortgage loan secured by Manchester Courtyard	$—	$5,775	(1)	$—	$—	$—	$—	$5,775
Secured credit facility	—	115,000	(2)	—	—	—	—	115,000
Mortgage loan secured by 10 hotel properties, Wachovia Floater	—	—		167,202	—	—	—	167,202
Mortgage loan secured by five hotel properties	—	203,400		—	—	—	—	203,400
Mortgage loan secured by two hotel properties	—	—		—	150,383	—	—	150,383
Mortgage loan secured by El Conquistador Hilton	—	—		—	—	19,740	—	19,740
Mortgage loan secured by eight hotel properties, UBS Pool 1	—	—		—	—	108,940	—	108,940
Mortgage loan secured by 10 hotel properties, Merrill Lynch Pool 1	—	—		—	—	—	159,001	159,001
Mortgage loan secured by eight hotel properties, UBS Pool 2	—	—		—	—	—	100,576	100,576
Mortgage loan secured by five hotel properties	—	—		—	—	—	148,013	148,013
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 2	—	—		—	—	—	114,629	114,629
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 3						—	95,062	95,062
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 7						—	82,345	82,345
Mortgage loan secured by Philadelphia Courtyard, Wachovia Stand-Alone	—	—		—	—	—	35,000	35,000
Mortgage loan secured by two hotel properties, Wachovia Fixed Rate Pool 3	—	—		—	—	—	128,251	128,251
Mortgage loan secured by three hotel properties, Wachovia Fixed Rate Pool 7	—	—		—	—	—	260,980	260,980
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 1	—	—		—	—	—	115,600	115,600
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 5	—	—		—	—	—	103,906	103,906
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 6	—	—		—	—	—	158,105	158,105
Mortgage loan secured by seven hotel properties, Wachovia Fixed Rate Pool 2	—	—		—	—	—	126,466	126,466
TIF loan secured by Philadelphia Courtyard	—	—		—	—	—	8,098	8,098
Mortgage loan secured by Arlington Marriott	—	—		—	—	—	104,901	104,901
Mortgage loan secured by Jacksonville Residence Inn	—	—		—	—	—	6,791	6,791

Total indebtedness of continuing operations	$—	$324,175		$167,202	$150,383	$128,680	$1,747,724	$2,518,164

NOTE: These maturities assume no event of default would occur.

(1)	We are currently working with the loan servicer for an extension or a restructure of the loan.

(2)	Extensions available but certain coverage tests have to be met.

5 of 13

ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
(dollars in thousands)
(Unaudited)

	Three Months Ended			Year Ended
	December 31,			December 31,
	2010	2009	% Variance	2010	2009	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$172,678	$164,066	5.25%	$662,019	$648,781	2.04%
RevPAR	$82.17	$78.07	5.25%	$87.39	$85.64	2.04%
Occupancy	66.92%	63.68%	3.24%	70.27%	66.73%	3.54%
ADR	$122.80	$122.60	0.16%	$124.35	$128.35	-3.12%

NOTES:

(1)	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations as of December 31, 2010, were owned as of the beginning of the periods presented.

	Three Months Ended			Year Ended
	December 31,			December 31,
	2010	2009	% Variance	2010	2009	% Variance
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$123,891	$115,280	7.47%	$468,444	$455,688	2.80%
RevPAR	$77.79	$72.39	7.46%	$82.13	$79.90	2.79%
Occupancy	66.45%	62.16%	4.29%	69.36%	65.28%	4.08%
ADR	$117.07	$116.45	0.53%	$118.42	$122.39	-3.24%

NOTES:

(1)	The above pro forma table assumes the 80 hotel properties owned and included in continuing operations as of December 31, 2010, but not under renovation for the three months and year ended December 31, 2010, were owned as of the beginning of the periods presented.

(2)	Excluded Hotels Under Renovation: Capital Hilton, Courtyard Edison, Embassy Suites Philadelphia Airport, Embassy Suites Las Vegas Airport, Sheraton Anchorage, Hilton Costa Mesa, Sheraton Minneapolis West, Crowne Plaza Beverly Hills, Embassy Suites Crystal City-Reagan Airport, Hilton Minneapolis Airport, Marriott Seattle Waterfront, Fairfield Inn and Suites Kennesaw, Renaissance Tampa, Courtyard Crystal City Reagan Airport, Courtyard Philadelphia Downtown, Courtyard Louisville Airport, and Marriott Legacy Center.

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

6 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Year Ended
	December 31,			December 31,
	2010	2009	% Variance	2010	2009	% Variance
REVENUE
Rooms	$172,678	$164,066	5.2%	$662,019	$648,781	2.0%
Food and beverage	43,192	43,017	0.4%	154,175	155,789	-1.0%
Other	9,752	10,219	-4.6%	38,919	41,064	-5.2%

Total hotel revenue	225,622	217,302	3.8%	855,113	845,634	1.1%

EXPENSES
Rooms	41,121	39,056	5.3%	153,091	147,284	3.9%
Food and beverage	29,123	29,637	-1.7%	107,320	109,205	-1.7%
Other direct	5,883	6,190	-5.0%	23,717	24,343	-2.6%
Indirect	65,909	65,633	0.4%	245,823	247,345	-0.6%
Management fees, includes base and incentive fees	10,698	9,864	8.5%	39,508	38,175	3.5%

Total hotel operating expenses	152,734	150,380	1.6%	569,459	566,352	0.5%
Property taxes, insurance, and other	12,173	14,006	-13.1%	50,617	54,145	-6.5%

HOTEL OPERATING PROFIT (Hotel EBITDA)	60,715	52,916	14.7%	235,037	225,137	4.4%
Hotel EBITDA Margin	26.91%	24.35%	2.56%	27.49%	26.62%	0.87%

Minority interest in earnings of consolidated joint ventures	1,445	1,427	1.3%	5,546	5,787	-4.2%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$59,270	$51,489	15.1%	$229,491	$219,350	4.6%

NOTE:	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations as of December 31, 2010 were owned as of the beginning of the periods presented.
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Year Ended
	December 31,			December 31,
	2010	2009%	Variance	2010	2009%	Variance
REVENUE
Rooms	$123,891	$115,280	7.5%	$468,444	$455,688	2.8%
Food and beverage	26,704	26,034	2.6%	93,949	95,653	-1.8%
Other	7,015	7,312	-4.1%	28,137	29,492	-4.6%

Total hotel revenue	157,610	148,626	6.0%	590,530	580,833	1.7%

EXPENSES
Rooms	29,251	27,716	5.5%	107,619	103,720	3.8%
Food and beverage	17,951	18,135	-1.0%	66,070	67,229	-1.7%
Other direct	4,201	4,431	-5.2%	17,210	17,522	-1.8%
Indirect	45,983	45,713	0.6%	172,148	173,169	-0.6%
Management fees, includes base and incentive fees	8,482	7,837	8.2%	30,982	30,302	2.2%

Total hotel operating expenses	105,868	103,832	2.0%	394,029	391,942	0.5%
Property taxes, insurance, and other	8,921	10,128	-11.9%	36,531	39,248	-6.9%

HOTEL OPERATING PROFIT (Hotel EBITDA)	42,821	34,666	23.5%	159,970	149,643	6.9%
Hotel EBITDA Margin	27.17%	23.32%	3.84%	27.09%	25.76%	1.33%

Minority interest in earnings of consolidated joint ventures	558	307	81.8%	2,030	1,603	26.6%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$42,263	$34,359	23.0%	$157,940	$148,040	6.7%

NOTES:

(1)	The above pro forma table assumes the 80 hotel properties owned and included in continuing operations as of December 31, 2010, but not under renovation during the three and twelve months ended December 31, 2010 were owned as of the beginning of the periods presented.

(2)	Excluded Hotels Under Renovation: Capital Hilton, Courtyard Edison, Embassy Suites Philadelphia Airport, Embassy Suites Las Vegas Airport, Sheraton Anchorage, Hilton Costa Mesa, Sheraton Minneapolis West, Crowne Plaza Beverly Hills, Embassy Suites Crystal City-Reagan Airport, Hilton Minneapolis Airport, Marriott Seattle Waterfront, Fairfield Inn and Suites Kennesaw, Renaissance Tampa, Courtyard Crystal City Reagan Airport, Courtyard Philadelphia Downtown, Courtyard Louisville Airport, and Marriott Legacy Center.

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

7 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
(Unaudited)

			Three Months Ended			Year Ended
	Number of	Number of	December 31,			December 31,
Region	Hotels	Rooms	2010	2009	% Change	2010	2009	% Change
Pacific (1)	20	4,867	$84.28	$78.83	6.9%	$92.49	$86.95	6.4%
Mountain (2)	8	1,704	67.75	65.37	3.6%	75.89	74.34	2.1%
West North Central (3)	3	690	72.33	65.45	10.5%	75.35	70.38	7.1%
West South Central (4)	9	1,936	82.92	78.28	5.9%	84.63	84.65	0.0%
East North Central (5)	7	1,103	64.00	61.43	4.2%	66.70	64.61	3.2%
East South Central (6)	2	236	82.05	64.85	26.5%	86.97	75.19	15.7%
Middle Atlantic (7)	8	2,035	90.70	91.18	-0.5%	90.95	90.96	0.0%
South Atlantic (8)	38	7,728	84.68	80.39	5.3%	90.60	91.10	-0.5%
New England (9)	2	159	77.60	71.32	8.8%	77.98	69.14	12.8%

Total Portfolio	97	20,458	$82.17	$78.07	5.3%	$87.39	$85.64	2.0%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Connecticut
NOTES:
(1)	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations as of December 31, 2010 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

8 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
(Unaudited)

			Three Months Ended			Year Ended
	Number of	Number of	December 31,			December 31,
Brand	Hotels	Rooms	2010	2009	% Change	2010	2009	% Change

Hilton	31	6,693	$87.92	$84.73	3.8%	$94.97	$94.06	1.0%
Hyatt	1	242	114.02	101.35	12.5%	113.04	105.06	7.6%
InterContinental	2	420	125.31	128.85	-2.7%	133.23	129.49	2.9%
Independent	2	317	64.18	60.14	6.7%	76.96	69.10	11.4%
Marriott	56	11,376	80.39	75.52	6.4%	83.25	81.55	2.1%
Starwood	5	1,410	56.75	54.77	3.6%	67.98	64.80	4.9%

Total Portfolio	97	20,458	$82.17	$78.07	5.3%	$87.39	$85.64	2.0%

NOTES:
(1)	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations as of December 31, 2010 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

9 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
(dollars in thousands)
(Unaudited)

			Three Months Ended					Year Ended
	Number of	Number of	December 31,					December 31,
Region	Hotels	Rooms	2010	% Total	2009	% Total	% Change	2010	% Total	2009	% Total	% Change

Pacific (1)	20	4,867	$15,452	25.5%	$12,670	23.9%	22.0%	$61,414	26.1%	$54,714	24.3%	12.2%
Mountain (2)	8	1,704	2,634	4.3%	2,150	4.1%	22.5%	13,053	5.6%	12,771	5.7%	2.2%
West North Central (3)	3	690	1,977	3.3%	1,563	2.9%	26.5%	7,786	3.3%	6,654	2.9%	17.0%
West South Central (4)	9	1,936	6,368	10.5%	5,178	9.8%	23.0%	22,641	9.6%	21,969	9.8%	3.1%
East North Central (5)	7	1,103	2,375	3.9%	2,106	4.0%	12.8%	9,459	4.0%	8,422	3.7%	12.3%
East South Central (6)	2	236	711	1.2%	362	0.7%	96.4%	3,161	1.3%	2,412	1.1%	31.1%
Middle Atlantic (7)	8	2,035	7,659	12.6%	7,813	14.8%	-2.0%	24,810	10.6%	24,934	11.1%	-0.5%
South Atlantic (8)	38	7,728	23,202	38.2%	20,736	39.2%	11.9%	91,206	38.8%	92,124	40.9%	-1.0%
New England (9)	2	159	337	0.5%	338	0.6%	-0.3%	1,507	0.6%	1,137	0.5%	32.5%

Total Portfolio	97	20,458	$60,715	100.0%	$52,916	100.0%	14.7%	$235,037	100.0%	$225,137	100.0%	4.4%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Connecticut
NOTES:
(1)	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations as of December 31, 2010 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

10 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
80 HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS AT DECEMBER 31, 2010. SUCH HOTELS WERE OWNED AS OF THE BEGINNING OF THE PERIODS PRESENTED:

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

Fourth Quarter 2010	27.17%
Fourth Quarter 2009	23.32%

Variance	3.85%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	0.13%
Food & Beverage and Other Departmental	1.13%
Administrative & General	0.28%
Sales & Marketing	-0.06%
Hospitality	-0.04%
Repair & Maintenance	0.45%
Energy	0.30%
Franchise Fee	-0.05%
Management Fee	-0.02%
Incentive Management Fee	-0.09%
Insurance	0.20%
Property Taxes	0.97%
Other Taxes	-0.03%
Leases/Other	0.67%

Total	3.85%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

11 of 13

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
ALL 97 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF DECEMBER 31, 2010:

	2010	2010	2010	2010
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM

Total Hotel Revenue	$225,622	$205,526	$222,040	$201,925	$855,113
Hotel EBITDA	$60,715	$54,567	$65,318	$54,437	$235,037
Hotel EBITDA Margin	26.9%	26.5%	29.4%	27.0%	27.5%

EBITDA % of Total TTM	25.8%	23.2%	27.8%	23.2%	100.0%

JV Interests in EBITDA	$1,445	$1,125	$1,892	$1,084	$5,546
NOTES:
(1)	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations as of December 31, 2010 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

12 of 13

ASHFORD HOSPITALITY TRUST, INC.
Anticipated Capital Expenditures Calendar
100 Core Hotels (a)

		2010				2011
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Hilton Nassau Bay — Clear Lake	243	x					x	x
Hilton La Jolla Torrey Pines	296	x
Embassy Suites Portland — Downtown	276	x							x
Marriott Bridgewater	347	x							x
Capital Hilton	408	x	x	x	x
Sheraton City Center — Indianapolis	371		x	x
Embassy Suites Austin Arboretum	150			x
Embassy Suites Philadelphia Airport	263			x	x
Embassy Suites Las Vegas Airport	220				x
Sheraton Anchorage	370				x
Courtyard Edison	146				x	x
Hilton Costa Mesa	486				x	x			x
Sheraton Minneapolis West	222				x	x
Crowne Plaza Beverly Hills	260				x	x
Embassy Suites Crystal City — Reagan Airport	267				x	x
Hilton Minneapolis Airport	300				x	x
Marriott Seattle Waterfront	358				x	x
Fairfield Inn and Suites Kennesaw	87				x	x
Renaissance Tampa	293				x	x
Courtyard Crystal City Reagan Airport	272				x	x
Courtyard Philadelphia Downtown	498				x	x
Courtyard Louisville Airport	150				x	x	x	x
Marriott Legacy Center	404				x	x			x
Embassy Suites Walnut Creek	249						x	x
Hilton Fort Worth	294						x	x
Marriott Suites Dallas Market Center	266						x	x
Residence Inn Jacksonville	120						x	x
Residence Inn Las Vegas	256						x	x
Residence Inn Newark	168						x	x
Residence Inn Phoenix Airport	200						x	x
SpringHill Suites Richmond	136						x	x
Crowne Plaza La Concha — Key West	160						x	x
Courtyard Legacy Park	153								x
Courtyard Oakland Airport	156								x
Courtyard Old Town Scottsdale	180								x
Courtyard Newark	181								x
Courtyard Basking Ridge	235								x
Courtyard Foothill Ranch Irvine	156								x
Courtyard Hartford — Manchester	90								x
Courtyard Seattle Downtown	250								x
SpringHill Suites Mall of Georgia	96								x
SpringHill Suites Philadelphia	199								x
SpringHill Suites Manhattan Beach	164								x
Embassy Suites Dallas Galleria	150								x
Embassy Suites Houston	150								x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2010 and 2011 are included in this table.

13 of 13